SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2008

Whole Foods Market, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 Bowie Street

Austin, Texas 78703

 (Address of principal executive offices)

Registrant’s telephone number, including area code:    (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On January 8, 2008, we obtained the unanimous consent of our board of directors to amend the second paragraph of Article II, Section 9 of our bylaws to implement a majority vote standard for the election of directors, coupled with a director resignation policy for those directors who do not receive a majority vote.  Prior to this amendment, which is effective as of December 30, 2007, election of our directors was subject to a plurality vote standard.   A copy of the amended bylaw provision is set forth as Exhibit 3.1 to this Report.  A copy of our entire bylaws, as now amended, appears on the investor relations/corporate governance section of our website, www.wholefoodsmarket.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	3.1—	Article II, Section 9 of Bylaws, as amended

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: January 8, 2008	By:	/s/ Glenda Chamberlain
Glenda Chamberlain
Executive Vice President and Chief Financial Officer